UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  February 21, 2025

Commission File Number	Exact name of registrants as specified in their charters, address of principal executive offices and registrants' telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
2-27612	FLORIDA POWER & LIGHT COMPANY	59-0247775
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrants	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NextEra Energy, Inc.	Common Stock, $0.01 Par Value	NEE	New York Stock Exchange
	6.926% Corporate Units	NEE.PRR	New York Stock Exchange
	7.299% Corporate Units	NEE.PRS	New York Stock Exchange
	7.234% Corporate Units	NEE.PRT	New York Stock Exchange

Florida Power & Light Company	None

Indicate by check mark whether the registrants are an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On February 21, 2025, Florida Power & Light Company sold $350 million principal amount of its 5.30% First Mortgage Bonds, Series due June 15, 2034 (2034 Offered Bonds), $950 million principal amount of its 5.70% First Mortgage Bonds, Series due March 15, 2055 (2055 Offered Bonds) and $700 million principal amount of its 5.80% First Mortgage Bonds, Series due March 15, 2065 (2065 Offered Bonds and together with the 2034 Offered Bonds and the 2055 Offered Bonds, the Offered Bonds). The 2034 Offered Bonds are a further issuance of, and are consolidated and form a single series with, the 5.30% First Mortgage Bonds, Series due June 15, 2034 issued on June 3, 2024, in the principal amount of $750 million. Following the issuance of the 2034 Offered Bonds, the aggregate principal amount of outstanding 5.30% First Mortgage Bonds, Series due June 15, 2034 is $1.1 billion. The Offered Bonds were registered under the Securities Act of 1933 pursuant to Registration Statement Nos. 333-278184, 333-278184-01 and 333-278184-02. In connection with the sale of the Offered Bonds, this Current Report on Form 8‑K is being filed to report certain documents as exhibits.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
5(a)	Opinion and Consent, dated February 21, 2025, of Squire Patton Boggs (US) LLP, counsel to Florida Power & Light Company, with respect to the Offered Bonds
5(b)	Opinion and Consent, dated February 21, 2025, of Morgan, Lewis & Bockius LLP, counsel to Florida Power & Light Company, with respect to the Offered Bonds
101	Interactive data files for this Form 8-K formatted in Inline XBRL
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Date:  February 21, 2025

NEXTERA ENERGY, INC.
(Registrant)

JAMES M. MAY
James M. May Vice President, Controller and Chief Accounting Officer

FLORIDA POWER & LIGHT COMPANY
(Registrant)

KEITH FERGUSON
Keith Ferguson Vice President, Accounting and Controller

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